--------------------------------------------------------------------------------
                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                CURRENT  REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): June 22, 2000



                        Crown Castle International Corp.
             (Exact Name of Registrant as Specified in its Charter)


       Delaware                   0-24737                     76-0470458
   (State or Other         (Commission File Number)         (IRS Employer
   Jurisdiction of                                      Identification Number)
   Incorporation)


                                510 Bering Drive
                                   Suite 500
                               Houston, TX 77057
                    (Address of Principal Executive Office)

      Registrant's telephone number, including area code:  (713) 570-3000


--------------------------------------------------------------------------------

     This document includes "forward-looking" statements within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Other than statements of historical fact, all statements regarding industry prospects, the consummation of the transactions described in this document and the Company's expectations regarding the future performance of its businesses and its financial position are forward-looking statements. These forward-looking statements are subject to numerous risks and uncertainties.

Item 5. Other Events

     Crown Castle International Corp. (the "Company") announced on June 22, 2000 that it priced $500 million of its 10.75% Senior Notes due 2011. The net proceeds of the offering will be used to repay outstanding term loans incurred in connection with the Company's acquisition of towers from GTE Wireless and for other general corporate purposes. Closing of the offering is scheduled for Monday, June 26, 2000.

Item 7. Financial Statements and Exhibits

     (a) Financial statements of businesses acquired.

     --Not applicable.

     (b) Pro forma financial information.

     The following unaudited pro forma condensed consolidated financial statements, together with the introductory language thereto, are included herein as Exhibit 2.1:

     (1) Unaudited Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 1999 and the three months ended March 31, 2000

     (2) Notes to Unaudited Pro Forma Condensed Consolidated Statements of Operations

     (3) Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2000

     (4) Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet

     (c) Exhibits

     Exhibit No.    Description
     -----------    -----------

      2.1 Unaudited Pro Forma Condensed Consolidated Financial Statements of Crown Castle International Corp.

      4             Form of Indenture

     99.1           Press Release dated June 22, 2000

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Crown Castle International Corp.,



                                        By:     /s/ E. Blake Hawk
                                                ----------------------------
                                        Name:   E. Blake Hawk
                                        Title:  Executive Vice President and
                                                General Counsel

Date: June 26, 2000

                                 EXHIBIT INDEX

Exhibit No.        Description

    2.1 Unaudited Pro Forma Condensed Consolidated Financial Statements of Crown Castle International Corp.

    4              Form of Indenture

   99.1            Press Release dated June 22, 2000